NATURE OF BUSINESS	9 Months Ended
Sep. 30, 2022
Nature of Business [Abstract]
NATURE OF BUSINESS

1.NATURE OF BUSINESS

Titan Medical Inc. (“Titan” or the “Company”) is a medical technology company focused on enhancing robotic assisted surgery using innovative technologies. The Enos™ robotic single access surgical system (the “Enos System”) is being developed with an ergonomic focus to provide a surgical experience that imitates real-life movements that surgeons demand and includes multi-articulating instruments designed to allow surgeons an increased range of motion in a confined space, with dexterity and the ability to exert the forces necessary to complete common surgical tasks. With the Enos system, Titan intends to initially pursue gynecologic surgical indications. By focusing on a single access point, the Company believes that patient trauma, post-operative pain and scarring can be reduced, and patients may be able to recover from surgery faster.

The Company is the successor corporation formed pursuant to two separate amalgamations under the Business Corporations Act (Ontario) on July 28, 2008. The address of the Company’s corporate office and its principal place of business is 76 Berkeley Street, Toronto, Ontario, Canada M5A 2W7. On May 29, 2020, the Company established Titan Medical USA Inc. (“Titan USA” or the “Subsidiary”), a Delaware corporation and a wholly owned subsidiary of the Company.

Going Concern

Since inception, the Company has devoted its resources to funding the development of the Enos System, which has resulted in an accumulated deficit of $284.4 million as of September 30, 2022. The Company’s Enos System has not been approved by any regulatory agency in any market so losses are expected to continue until the Enos System is commercialized and revenue from the Enos System can support the related costs to commercialize the platform.

The Company does not earn any revenues from the Enos System and is therefore considered to be in the development stage. As required, the Company will continue to finance its operations through the sale of equity, licensing or development agreements, or pursue non-dilutive funding sources available to the Company in the future. The continuation of the development of the Enos System and the commercialization of the Enos System is dependent upon the Company’s ability to successfully finance and complete the development program through a combination of equity financing and revenues from strategic partners. We have no current material sources of revenues from strategic partners.

The accompanying condensed interim consolidated financial statements have been prepared on a going concern basis in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board (“IASB”). The going concern basis contemplates the realization of assets and the settlement of liabilities in the normal course of business as they come due for the foreseeable future. Management has forecasted that the Company’s current level of cash is expected to be able to fund operations into Q1 2023. The Company is actively pursuing additional financing to continue the development and regulatory process for the Enos System, but there is no assurance these initiatives will be successful, timely or sufficient. Consequently, the Company’s ability to continue as a going concern beyond Q1 2023 is dependent on its ability to secure additional financing. These circumstances cast significant doubt as to the ability of the Company to continue as a going concern and, hence, the appropriateness of the use of accounting principles applicable to a going concern.

These financial statements do not reflect the adjustments to the carrying values of assets and liabilities and the reported expenses and balance sheet classifications that would be necessary if the Company were unable to realize its assets and settle its liabilities as a going concern in the normal course of operations. Such adjustments could be material.